Exhibit 99.2

CATELLUS

DEVELOPMENT CORPORATION

CORPORATE DATA

Catellus Development Corporation is a publicly traded real estate development company that began operating as a real estate investment trust effective January 1, 2004. The company owns and operates approximately 40.5 million square feet of predominantly industrial property in many of the country’s major distribution centers and transportation corridors. Catellus’ principal objective is sustainable, long-term growth in earnings, which it seeks to achieve by applying its strategic resources: a lower-risk/higher-return rental portfolio, a focus on expanding that portfolio through development, and the deployment of its proven land development skills to select opportunities where it can generate profits to recycle back into its business. More information on the company is available at www.catellus.com.

Company Information

Corporate Office:

201 Mission St., 2nd Floor

San Francisco, CA 94105

Phone: (415) 974-4500

Fax: (415) 974-4550

www.catellus.com

Investor Contact Information

Investor Relations:

Minnie Wright

Phone: (415) 974-4649

Fax: (415) 974-4550

Email: minnie_wright@catellus.com

Stock Information

NYSE Ticker Symbol: CDX

Closing stock price on December 31, 2004 = $30.60

Average daily volume for the quarter: 346,000 shares

Senior Management

Nelson C. Rising, Chairman and Chief Executive Officer

Ted Antenucci, President, Catellus Commercial Development

Bill Hosler, Senior Vice President and Chief Financial Officer

Vanessa Washington, Senior Vice President and General Counsel

Mike Wenzell, Vice President, Corporate Strategic Initiatives

Corporate Officers

Willie Bogan - Vice President & Associate General Counsel

Chris Chen - Vice President & Associate General Counsel

Joyce Ibardolasa - Vice President Human Resources & Administration

Bill Lau - Vice President Finance & Treasurer

Margan Mitchell - Vice President Corporate Communications

Ed Sham - Vice President & Controller

David Zeiger - Vice President Taxation

Research Coverage

Citigroup Smith Barney - Jonathan Litt (212) 816-0231

Banc of America Securities - Ross Nussbaum (212) 847-5668

Deutsche Bank Securities - John Perry (212) 250-5182

GreenStreet Advisors - Jim Sullivan (949) 640-8780

Lehman Brothers - David Shulman/David Harris (212) 526-3413 / 526-1790

KeyBanc Capital Markets - Richard Sweigard (216) 563-2501

Maxcor Financial - Rich Anderson (646) 346-7077

Merrill Lynch - Steve Sakwa (212) 449-0335

Morgan Stanley - Gregory Whyte (212) 761-6331

RBC Capital - David Copp/Jay Leupp (415) 633-8558 / 633-8588

Wachovia Securities - Christopher Haley (443) 263-6773

The accompanying financial statements and supplemental information are considered unaudited and should be read in conjunction with the Company’s report on Form 10-K for the fiscal year ended December 31, 2003, filed with the SEC and the Form 10-Q for the quarter ended September 31, 2004 as filed with the SEC.

CATELLUS

DEVELOPMENT CORPORATION

SUPPLEMENTAL FINANCIAL PACKAGE

December 31, 2004

TABLE OF CONTENTS

FINANCIALS
CONSOLIDATED
Key financial data	1 - 2
Consolidated balance sheet	3
Consolidated balance sheet by segment	4
Consolidated statement of operations	5
Consolidated statement of cash flows	6
Funds from operations	7 - 10
Balance sheet detail and fully diluted shares outstanding	11
Notes receivable detail	12
Debt analysis	13
Capital expenditures	14

OPERATING SEGMENTS
Property book value by segment	15
Gross margin on property sales	16

ADDITIONAL INFORMATION
PORTFOLIO DATA
Net operating income and square feet by state	17-18
Same space net operating income	19-20
Full quarter net operating income by state	21
Full quarter net operating income detail by type	22
Buildings owned & occupancy	23
Lease expirations	24
Ten largest tenants	25
Office buildings over 100,000 square feet and ground leases	26

CORE SEGMENT DEVELOPMENT ACTIVITY
Land inventory	27
Construction starts and completions	28
Properties under construction	29
Work in process	30

URBAN, RESIDENTIAL & OTHER SEGMENT ACTIVITY
Summary of remaining non-core assets	31
URO 2004 Monetization	32
OPERATING JOINT VENTURES	33
DEFINITIONS	34

CATELLUS

DEVELOPMENT CORPORATION

Key Financial Data

(In thousands, except per share data)

		For the Three Months Ended or as of
	December 31, 2004	September 30, 2004	June 30, 2004	March 31, 2004	December 31, 2003
Share Data
Average common shares outstanding - basic	103,334	103,053	103,023	102,844	102,545
Average common shares outstanding - diluted	105,065	104,424	104,078	104,031	103,698

Common Share Price and Dividend
At end of period	$30.60	$26.51	$24.65	$26.01	$24.12
High during quarter	$32.04	$27.80	$26.31	$27.15	$26.59
Low during quarter	$27.08	$24.69	$21.52	$24.03	$22.24
Quarterly dividend per share	$0.27	$0.27	$0.27	$0.27	$0.27

Market Capitalization
Market value of common equity	$3,162,020	$2,731,935	$2,539,517	$2,674,972	$2,473,385
Total debt	1,440,528	1,353,941	1,326,946	1,332,731	1,378,054

Total market capitalization	$4,602,548	$4,085,876	$3,866,463	$4,007,703	$3,851,439

Total debt / total market capitalization	31.3%	33.1%	34.3%	33.3%	35.8%

Selected Balance Sheet Data
Book value of real estate assets (before accum. dep.)	$2,316,289	$2,635,367	$2,553,387	$2,495,731	$2,498,015
Total assets	$2,708,344	$2,568,799	$2,547,796	$2,563,361	$2,595,309
Total liabilities	$1,964,753	$1,831,009	$1,815,678	$1,842,184	$1,885,628
Total shareholders’ equity	$743,591	$737,790	$732,118	$721,177	$709,681

Income Items
Net income	$74,560	$29,813	$35,334	$32,091	$171,185
Core segment FFO as adjusted (1)	$34,540	$34,134	$40,170	$46,292	$28,358
Lease termination fees	$1,337	$121	$78	$—	$—
Straight line rent adjustment	$610	$976	$1,203	$1,345	$1,001

Per Share Data (diluted)
Earnings per share	$0.71	$0.29	$0.34	$0.31	$1.65
Core segment FFO per share as adjusted (1)	$0.33	$0.33	$0.39	$0.44	$0.27

Portfolio Data
Rental property - square feet owned	40,544	40,672	41,373	39,966	38,204
Rental property - square feet leased	38,406	38,294	39,611	38,242	36,380
Rental property - occupancy %	94.7%	94.2%	95.7%	95.7%	95.2%

Core Segment Construction Activity (square feet)
Under construction, beginning of period	3,511	2,243	2,898	4,313	2,638
Construction starts during period	1,869	1,268	837	406	1,875
Less: construction completed - retained in portfolio	(92)	—	(1,492)	(1,763)	—
Less: construction completed - design build/fee	(1,000)	—	—	—	—
Less: construction completed - build to sell	—	—	—	(58)	(200)
Less: construction completed - joint venture development	(17)	—	—	—	—

Under construction, end of period	4,271	3,511	2,243	2,898	4,313

Sales Backlog
Core segment - income property sales	$11,235	$11,000	$30,730	$31,377	$4,450
Core segment - development sales	$49,900	$33,775	$18,542	$8,039	$20,329
Urban/Residential/Other segment - asset sales	$14,655	$370,447	$63,135	$64,088	$14,491

(1)	A reconciliation of net income to funds from operations (FFO) is provided on pages 7-10

CATELLUS

DEVELOPMENT CORPORATION

Key Financial Data Reconciliation

(In thousands, except ratios)

		For the Three Months Ended
	December 31, 2004	September 30, 2004	June 30, 2004	March 31, 2004	December 31, 2003
Reconciliation to EBITDA (1)
Net Income	$74,560	$29,813	$35,334	$32,091	$171,185
Interest expense	17,766	15,959	16,692	15,753	12,244
Capitalized interest in cost of sales (2)	72,795	5,878	425	2,161	6,140
Income taxes (benefit) (3)	28,027	5,905	982	931	(79,205)
Depreciation and amortization	17,504	20,575	19,230	18,077	17,986

EBITDA (1)	$210,652	$78,130	$72,663	$69,013	$128,350

Interest Charges (1)
Interest expense	$17,766	$15,959	$16,692	$15,753	$12,244
Less non-cash interest (amortization of deferred loan fees)	(1,020)	(1,243)	(1,252)	(1,372)	(1,555)
Capitalized interest	4,458	5,528	4,751	5,775	6,607

Total interest charges	$21,204	$20,244	$20,191	$20,156	$17,296

Fixed Charges
Total interest charges	$21,204	$20,244	$20,191	$20,156	$17,296
Regularly scheduled principal payments	6,023	6,097	6,100	5,245	4,370

Total fixed charges	$27,227	$26,341	$26,300	$25,401	$21,666

Ratios
Interest coverage ratio	9.93	3.86	3.60	3.42	7.42
Fixed charge coverage ratio	7.74	2.97	2.76	2.72	5.92

(1)	Includes discontinued operations. See Statement of Operations.
(2)	Fourth quarter 2004 increase in capitalized interest in cost of sales is due to FOCIL sale
(3)	Fourth quarter 2003 includes tax effect of REIT conversion.

CATELLUS

DEVELOPMENT CORPORATION

Consolidated Balance Sheet

(In thousands)

(Unaudited)

	December 31, 2004	December 31, 2003
Assets

Properties	$2,316,289	$2,498,015
Less accumulated depreciation	(490,409)	(446,872)

	1,825,880	2,051,143
Other assets and deferred charges, net	224,932	292,312
Notes receivable, less allowance	329,758	119,202
Accounts receivable, less allowance	35,800	19,752
Assets held for sale	10,336	2,352
Restricted cash and investments	29,569	64,617
Cash and cash equivalents	252,069	45,931

Total	$2,708,344	$2,595,309

Liabilities and stockholders’ equity

Mortgage and other debt	$1,440,528	$1,378,054
Accounts payable and accrued expenses	201,238	157,036
Deferred credits and other liabilities	286,780	291,530
Liabilities associated with assets held for sale	88	2,296
Deferred income taxes	36,119	56,712

Total liabilities	1,964,753	1,885,628

Stockholders’ equity
Common stock - 104,720 and 103,822 shares issued, and 103,317 and 102,724 shares outstanding at December 31, 2004 and December 31, 2003, respectively	1,047	1,039
Paid-in capital	509,407	489,143
Unearned value of restricted stock and restricted stock units (1,403 and 1,098 shares at December 31, 2004 and December 31, 2003, respectively)	(23,049)	(22,720)
Accumulated earnings	256,186	242,219

Total stockholders’ equity	743,591	709,681

Total	$2,708,344	$2,595,309

CATELLUS

DEVELOPMENT CORPORATION

Pro Forma Consolidated Balance Sheet

As of December 31, 2004

(In thousands)

(Unaudited)

	Total	Core Segment	Urban/Residential/ Other Segment
Assets

Properties, net of accumulated depreciation	$1,825,880	$1,727,941	$97,939
Other assets and deferred charges, net	224,932	195,368	29,564
Notes receivable, less allowance	329,758	325,913	3,845
Accounts receivable, less allowance	35,800	17,504	18,296
Assets held for sale	10,336	10,336	—
Restricted cash and investments	29,569	29,569	—
Cash and cash equivalents	252,069	252,069	—

Total assets	$2,708,344	$2,558,700	$149,644

Liabilities and Stockholders’ Equity

Mortgage and other debt	$1,440,528	$1,440,528	$—
Accounts payable and accrued expenses	201,238	182,862	18,376
Deferred credits and other liabilities	286,780	254,085	32,695
Liabilities associated with assets held for sale	88	88	—
Deferred income taxes	36,119	30,689	5,430

Total liabilities	1,964,753	1,908,252	56,501

Stockholders’ Equity	743,591	650,448	93,143

Total liabilities and stockholders’ equity	$2,708,344	$2,558,700	$149,644

CATELLUS

DEVELOPMENT CORPORATION

Consolidated Statement of Operations

(In thousands, except per share data)

(Unaudited)

	Three months ended December 31,		Twelve months ended December 31,
	2004	2003	2004	2003
Revenue
Rental revenue	$75,270	$73,040	$304,330	$292,318
Sales revenue	419,981	125,846	504,458	204,271
Management, development and other fees	2,855	1,228	5,706	11,129

	498,106	200,114	814,494	507,718

Costs and expenses
Property operating costs	(21,802)	(23,233)	(84,257)	(84,480)
Cost of sales	(350,834)	(62,544)	(401,942)	(112,968)
Selling, general and administrative expenses	(15,256)	(20,324)	(54,437)	(55,747)
Depreciation and amortization	(17,199)	(17,548)	(73,869)	(68,584)

	(405,091)	(123,649)	(614,505)	(321,779)

Operating income	93,015	76,465	199,989	185,939

Other income
Equity in earnings of operating joint ventures, net	2,141	1,699	6,132	6,898
Equity in earnings of development joint ventures, net	9,622	16,015	15,444	32,849
Gain on non-strategic asset sales	567	14,665	17,008	22,950
Interest income	9,469	1,836	16,850	7,294
Other	1,330	1,209	3,753	3,739

	23,129	35,424	59,187	73,730

Other expenses
Interest expense	(17,774)	(11,791)	(65,535)	(60,395)
REIT transition costs	—	(2,483)	(420)	(7,262)
Other	(6,594)	(8,630)	(10,536)	(9,237)

	(24,368)	(22,904)	(76,491)	(76,894)

Income before income taxes and discontinued operations	91,776	88,985	182,685	182,775

Income tax (expense) benefit	(28,027)	80,402	(35,845)	45,504

Income from continuing operations	63,749	169,387	146,840	228,279

Discontinued operations, net of income tax:
Gain from disposal of discontinued operations	10,993	1,911	24,624	6,129
Income (loss) from discontinued operations	(182)	(113)	334	391

Net gain from discontinued operations	10,811	1,798	24,958	6,520

Net income	$74,560	$171,185	$171,798	$234,799

Income per share from continuing operations
Basic	$0.62	$1.65	$1.42	$2.28

Assuming dilution	$0.61	$1.63	$1.40	$2.23

Income per share from discontinued operations
Basic	$0.10	$0.02	$0.25	$0.07

Assuming dilution	$0.10	$0.02	$0.24	$0.07

Net income per share
Basic	$0.72	$1.67	$1.67	$2.35

Assuming dilution	$0.71	$1.65	$1.64	$2.30

Average number of common shares outstanding - basic	103,334	102,545	103,064	99,941

Average number of common shares outstanding - diluted	105,065	103,698	104,520	102,171

Dividends declared per share	$0.72	$0.57	$1.53	$0.57

CATELLUS

DEVELOPMENT CORPORATION

Consolidated Statement of Cash Flows

(In thousands)

(Unaudited)

	Twelve Months Ended 12/31/04	Twelve Months Ended 12/31/03
Cash flows from operating activities:
Net income	$171,798	$234,799
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	73,869	68,584
Deferred income taxes (benefit) expense	(21,518)	(246,855)
Deferred gain recognized	(10,881)	(3,499)
Amortization of deferred loan fees and other costs	4,887	4,871
Equity in earnings of joint ventures	(21,576)	(39,747)
Gain on sale of investment property	(24,624)	(10,215)
Operating distributions from joint ventures	74,789	55,033
Cost of development property and non-strategic assets sold	356,386	129,699
Capital expenditures for development property	(44,498)	(81,075)
Other property acquisitions	(9,713)	—
Issuance of notes receivables	(289,341)	(109,545)
Other, net	8,824	2,919
Changes in assets and liabilities:
Accounts and notes receivable	64,504	38,639
Other assets and deferred charges	23,119	8,116
Accounts payable and accrued expenses	(1,693)	5,801
Deferred credits and other liabilities	22,092	150,343

Net cash provided by operating activities	376,424	207,868

Cash flows from investing activities:
Property acquisitions	(32,268)	(95,893)
Capital expenditures for investment property	(199,209)	(146,511)
Tenant improvements	(5,755)	(8,809)
Reimbursable construction costs	6,403	(10,583)
Net proceeds from sale of investment property	63,118	37,270
Distributions from joint ventures	—	8,601
Contributions to joint ventures	(3,367)	(6,587)
Net decrease (increase) in restricted cash	35,048	(28,024)

Net cash used in investing activities	(136,030)	(250,536)

Cash flows from financing activities:
Borrowings	290,131	110,922
Repayment of borrowings	(220,117)	(223,519)
Earnings and profits distribution		(100,290)
Dividends paid	(111,049)	(27,562)
Distributions to minority partners	—	(4,551)
Proceeds from issuance of common stock	6,779	58,672

Net cash used in financing activities	(34,256)	(186,328)

Net increase (decrease) in cash and cash equivalents	206,138	(228,996)
Cash and cash equivalents at beginning of period	45,931	274,927

Cash and cash equivalents at end of period	$252,069	$45,931

Supplemental disclosures of cash flow information:
Cash paid during the period for:
Interest (net of amount capitalized)	$60,927	$62,308
Income taxes	$74,937	$72,032
Non-cash financing activities:
Debt forgiveness-property reconveyance/reduction	$(9,611)	$(11,380)

CATELLUS

DEVELOPMENT CORPORATION

Reconciliation of Net Income to Funds From Operations

For the three months ended December 31, 2004

(In thousands, except per share data)

(Unaudited)

	Three Months Ended December 31, 2004
	Core Segment	Urban/Res. & Other Segment	Subtotal	Discontinued Operations	Total
Revenue
Rental revenue	$75,577	$—	$75,577	$(307)	$75,270
Sales revenue	24,070	419,285	443,355	(23,374)	419,981
Management, development and other fees	1,248	1,607	2,855	—	2,855

	100,895	420,892	521,787	(23,681)	498,106

Costs and expenses
Property operating costs	(21,994)	—	(21,994)	192	(21,802)
Cost of sales	(12,973)	(350,242)	(363,215)	12,381	(350,834)
Selling, general and administrative expenses	(9,155)	(6,101)	(15,256)	—	(15,256)
Depreciation and amortization	(17,358)	(146)	(17,504)	305	(17,199)

	(61,480)	(356,489)	(417,969)	12,878	(405,091)

Operating income	39,415	64,403	103,818	(10,803)	93,015

Other income
Equity in earnings of operating joint ventures, net	2,141	—	2,141	—	2,141
Equity in earnings of development joint ventures, net	96	9,526	9,622	—	9,622
Gain on non-strategic asset sales	—	567	567	—	567
Interest income	4,489	4,980	9,469	—	9,469
Other	1,330	—	1,330	—	1,330

	8,056	15,073	23,129	—	23,129

Other expenses
Interest expense	(17,766)	—	(17,766)	(8)	(17,774)
REIT transition costs	—	—	—	—	—
Other	(4,972)	(1,622)	(6,594)	—	(6,594)

	(22,738)	(1,622)	(24,360)	(8)	(24,368)

Income before income taxes and discontinued operations	24,733	77,854	102,587	(10,811)	91,776
Income tax benefit (expense)	2,761	(30,788)	(28,027)	—	(28,027)

Income from continuing operations	27,494	47,066	74,560	(10,811)	63,749

Discontinued operations, net of income tax
Gain from disposal of discontinued operations	—	—	—	10,993	10,993
Loss from discontinued operations	—	—	—	(182)	(182)

Net gain from discontinued operations	—	—	—	10,811	10,811

Net income	$27,494	$47,066	$74,560	$—	$74,560
Depreciation	18,002	106	18,108	—	18,108
Gain on rental property sales	(10,956)	—	(10,956)	—	(10,956)

Funds from operations (FFO)	$34,540	$47,172	$81,712	—	$81,712

FFO per share
Basic	$0.33	$0.46	$0.79	$—	$0.79

Assuming dilution	$0.33	$0.45	$0.78	$—	$0.78

Average number of common shares outstanding-basic	103,334	103,334	103,334	103,334	103,334
Average number of common shares outstanding-diluted	105,065	105,065	105,065	105,065	105,065

See definition of FFO

CATELLUS

DEVELOPMENT CORPORATION

Reconciliation of Net Income to Funds From Operations

For the three months ended December 31, 2003

(In thousands, except per share data)

(Unaudited)

	Three Months Ended December 31, 2003
	Core Segment	Urban/Res. & Other Segment	Subtotal	Discontinued Operations	Total
Revenue
Rental revenue	$74,213	$—	$74,213	$(1,173)	$73,040
Sales revenue	28,364	106,995	135,359	(9,513)	125,846
Management, development and other fees	132	1,096	1,228	—	1,228

	102,709	108,091	210,800	(10,686)	200,114

Costs and expenses
Property operating costs	(23,710)	—	(23,710)	477	(23,233)
Cost of sales	(23,626)	(45,246)	(68,872)	6,328	(62,544)
Selling, general and administrative expenses	(10,242)	(10,082)	(20,324)	—	(20,324)
Depreciation and amortization	(17,987)	1	(17,986)	438	(17,548)

	(75,565)	(55,327)	(130,892)	7,243	(123,649)

Operating income	27,144	52,764	79,908	(3,443)	76,465

Other income
Equity in earnings of operating joint ventures, net	1,699	—	1,699	—	1,699
Equity in earnings of development joint ventures, net	(107)	16,122	16,015	—	16,015
Gain on non-strategic asset sales	—	14,665	14,665	—	14,665
Interest income	969	867	1,836	—	1,836
Other	1,107	107	1,214	(5)	1,209

	3,668	31,761	35,429	(5)	35,424

Other expenses
Interest expense	(12,244)	—	(12,244)	453	(11,791)
REIT transition costs	—	(2,483)	(2,483)	—	(2,483)
Other	(8,737)	107	(8,630)	—	(8,630)

	(20,981)	(2,376)	(23,357)	453	(22,904)

Income before income taxes and discontinued operations	9,831	82,149	91,980	(2,995)	88,985
Income tax benefit (expense)	112,065	(32,860)	79,205	1,197	80,402

Income from continuing operations	121,896	49,289	171,185	(1,798)	169,387

Discontinued operations, net of income tax
Gain from disposal of discontinued operations	—	—	—	1,911	1,911
Loss from discontinued operations	—	—	—	(113)	(113)

Gain from discontinued operations	—	—	—	1,798	1,798

Net income	$121,896	$49,289	$171,185	$—	$171,185
Depreciation	18,314	(145)	18,169	—	18,169
Gain on rental property sales	(3,212)	—	(3,212)	—	(3,212)

Funds from operations (FFO)	136,998	49,144	186,142	—	186,142
Hypothetical tax benefit	(108,640)	—	(108,640)	—	(108,640)

FFO as adjusted for hypothetical tax savings	$28,358	$49,144	$77,502	$—	$77,502

FFO per share
Basic	$1.34	$0.48	$1.82	$—	$1.82

Assuming dilution	$1.32	$0.48	$1.80	$—	$1.80

FFO as adjusted for hypothetical tax savings per share
Basic	$0.28	$0.48	$0.76	$—	$0.76

Assuming dilution	$0.27	$0.48	$0.75	$—	$0.75

Average number of common shares outstanding-basic	102,545	102,545	102,545	102,545	102,545
Average number of common shares outstanding-diluted	103,698	103,698	103,698	103,698	103,698

See definition of FFO

CATELLUS

DEVELOPMENT CORPORATION

Reconciliation of Net Income to Funds From Operations

For the twelve months ended December 31, 2004

(In thousands, except per share data)

(Unaudited)

	Twelve Months Ended December 31, 2004
	Core Segment	Urban/Res. & Other Segment	Subtotal	Discontinued Operations	Total
Revenue
Rental revenue	$308,296	$—	$308,296	$(3,966)	$304,330
Sales revenue	99,068	469,457	568,525	(64,067)	504,458
Management, development and other fees	3,168	2,538	5,706	—	5,706

	410,532	471,995	882,527	(68,033)	814,494

Costs and expenses
Property operating costs	(85,707)	—	(85,707)	1,450	(84,257)
Cost of sales	(57,576)	(383,809)	(441,385)	39,443	(401,942)
Selling, general and administrative expenses	(30,460)	(23,977)	(54,437)	—	(54,437)
Depreciation and amortization	(74,501)	(885)	(75,386)	1,517	(73,869)

	(248,244)	(408,671)	(656,915)	42,410	(614,505)

Operating income (loss)	162,288	63,324	225,612	(25,623)	199,989

Other income
Equity in earnings of operating joint ventures, net	6,132	—	6,132	—	6,132
Equity in earnings of development joint ventures, net	196	15,248	15,444	—	15,444
Gain on non-strategic asset sales	—	17,008	17,008	—	17,008
Interest income	10,339	6,511	16,850	—	16,850
Other	3,111	649	3,760	(7)	3,753

	19,778	39,416	59,194	(7)	59,187

Other expenses
Interest expense	(66,170)	—	(66,170)	635	(65,535)
REIT transition costs	—	(420)	(420)	—	(420)
Other	(6,219)	(4,354)	(10,573)	37	(10,536)

	(72,389)	(4,774)	(77,163)	672	(76,491)

Income before income taxes and discontinued operations	109,677	97,966	207,643	(24,958)	182,685
Income tax expense	(4,545)	(31,300)	(35,845)	—	(35,845)

Income from continuing operations	105,132	66,666	171,798	(24,958)	146,840

Discontinued operations, net of income tax
Gain from disposal of discontinued operations	—	—	—	24,624	24,624
Income from discontinued operations	—	—	—	334	334

Net gain from discontinued operations	—	—	—	24,958	24,958

Net income	$105,132	$66,666	$171,798	$—	$171,798

Depreciation	76,983	645	77,628	—	77,628
Gain on rental property sales	(26,979)	—	(26,979)	—	(26,979)

Funds from operations (FFO)	$155,136	$67,311	$222,447	$—	$222,447

FFO per share
Basic	$1.51	$0.65	$2.16	$—	$2.16

Assuming dilution	$1.48	$0.65	$2.13	$—	$2.13

Average number of common shares outstanding-basic	103,064	103,064	103,064	103,064	103,064
Average number of common shares outstanding-diluted	104,520	104,520	104,520	104,520	104,520

See definition of FFO

CATELLUS

DEVELOPMENT CORPORATION

Reconciliation of Net Income to Funds From Operations

For the twelve months ended December 31, 2003

(In thousands, except per share data)

(Unaudited)

	Twelve Months Ended December 31, 2003
	Core Segment	Urban/Res. & Other Segment	Subtotal	Discontinued Operations	Total
Revenue
Rental revenue	$298,733	$—	$298,733	$(6,415)	$292,318
Sales revenue	86,980	155,006	241,986	(37,715)	204,271
Management, development and other fees	5,731	5,398	11,129	—	11,129

	391,444	160,404	551,848	(44,130)	507,718

Costs and expenses
Property operating costs	(86,592)	—	(86,592)	2,112	(84,480)
Cost of sales	(68,841)	(71,627)	(140,468)	27,500	(112,968)
Selling, general and administrative expenses	(32,241)	(23,506)	(55,747)	—	(55,747)
Depreciation and amortization	(69,662)	(827)	(70,489)	1,905	(68,584)

	(257,336)	(95,960)	(353,296)	31,517	(321,779)

Operating income	134,108	64,444	198,552	(12,613)	185,939

Other income
Equity in earnings of operating joint ventures, net	6,898	—	6,898	—	6,898
Equity in earnings of development joint ventures, net	(107)	32,956	32,849	—	32,849
Gain on non-strategic asset sales	—	22,950	22,950	—	22,950
Interest income	3,396	3,903	7,299	(5)	7,294
Other	3,052	692	3,744	(5)	3,739

	13,239	60,501	73,740	(10)	73,730

Other expenses
Interest expense	(62,152)	—	(62,152)	1,757	(60,395)
REIT transition costs	—	(7,262)	(7,262)	—	(7,262)
Other	(9,328)	91	(9,237)	—	(9,237)

	(71,480)	(7,171)	(78,651)	1,757	(76,894)

Income before income taxes and discontinued operations	75,867	117,774	193,641	(10,866)	182,775
Income tax benefit (expense)	88,268	(47,110)	41,158	4,346	45,504

Income from continuing operations	164,135	70,664	234,799	(6,520)	228,279

Discontinued operations, net of income tax
Gain from disposal of discontinued operations	—	—	—	6,129	6,129
Income from discontinued operations	—	—	—	391	391

Gain from discontinued operations	—	—	—	6,520	6,520

Net income	$164,135	$70,664	$234,799	$—	$234,799

Depreciation	70,318	284	70,602	—	70,602
Gain on rental property sales	(10,364)	—	(10,364)	—	(10,364)

Funds from operations (FFO)	224,089	70,948	295,037	—	295,037
Hypothetical tax benefit	(86,082)	—	(86,082)	—	(86,082)

FFO as adjusted for hypothetical tax savings	$138,007	$70,948	$208,955	$—	$208,955

FFO per share
Basic	$2.24	$0.71	$2.95	$—	$2.95

Assuming dilution	$2.19	$0.70	$2.89	$—	$2.89

FFO as adjusted for hypothetical tax savings per share
Basic	$1.38	$0.71	$2.09	$—	$2.09

Assuming dilution	$1.35	$0.70	$2.05	$—	$2.05

Average number of common shares outstanding-basic	99,941	99,941	99,941	99,941	99,941
Average number of common shares outstanding-diluted	102,171	102,171	102,171	102,171	102,171

See definition of FFO

CATELLUS

DEVELOPMENT CORPORATION

Balance Sheet Detail and Fully Diluted Shares Outstanding

As of December 31, 2004

(In thousands, except share data)

Balance Sheet Description:		Source of additional information		December 31, 2004 Book Value
Assets
Rental properties		(See page 21 for Full quarter NOI)		$1,945,063
Investments in operating joint ventures		(equity in earnings of $6,132 for trailing 12 months)		(21,184)

Total rental properties				1,923,879

Development properties Work-in-process	}	(see further detail on page 15)		254,264 106,004
Investments in development joint ventures				13,852
Other property assets				18,290
Less accumulated depreciation				(490,409)

Total properties				1,825,880

Other assets and deferred charges, net includes:				224,932
Debt issuance costs and loan fees			$10,176
Interest rate lock			$6,463
Straight line rent asset			$38,395
Prepaid leasing commissions			$41,549
Consolidated bond district assets			$32,232
Notes receivable		(see further detail on page 12)		329,758
Accounts receivable				35,800
Assets held for sale				10,336
Restricted cash and investments				29,569
Cash and cash equivalents				252,069

Total Assets				$2,708,344

Liabilities
Income property debt Construction debt Revolving credit facility	}	(see further detail on page 13)		$1,198,948 30,000 148,000
Land development, infrastructure, and other debt				63,580

Total mortgage and other debt				1,440,528

Accounts payable and accrued expenses				201,238
Deferred credits and other liabilities includes:				286,780
Cisco prepaid rent			$93,247
Liabilities associated with assets held for sale				88
Deferred income taxes				36,119

Total Liabilities				1,964,753

Stockholders’ Equity
Total stockholders’ equity				743,591

Total Liabilities and Stockholders’ Equity				$2,708,344

Calculation of fully diluted shares outstanding
Shares issued and outstanding				103,316,819
Total options in the money		End of quarter (non-GAAP)	964,030
Stock Price @ quarter end			30.600
Average option strike price per share		End of quarter (non-GAAP)	13.314
Dilutive effect (using treasury method)				544,575
Restricted stock, restricted stock units and other incentive plans				1,751,168
Director stock units - fully dilutive				156,537

Fully diluted shares outstanding at quarter end				105,769,099

CATELLUS

DEVELOPMENT CORPORATION

Notes Receivable Detail

As of December 31, 2004

(In thousands)

	Principal Balance	Interest Rate	Maturity Date	Expected pay-off
				2005	2006	2007	Thereafter
FOCIL (REIT) (1)	$226,620	10-12%	12/01/10	$148,264	$78,356	—	$—
FOCIL (TRS)	34,134	10-12%	12/01/10	29,366	4,768	—	—
Talega Associates	31,205	Prime + 3%	05/18/05	31,205	—	—	—
104th Avenue Investment Partners	14,117	8.50%	08/31/07	—	—	14,117	—
Citymark Oceanside, LLC	10,000	Prime + 2%	12/01/09	—	—	—	10,000
Miscellaneous	13,682	various	various	4,624	2,684	—	6,374

Notes Receivable, less allowance	$329,758			$213,459	$85,808	$14,117	$16,374

(1)	As part of FOCIL transaction the company has agreed to finance up to $164 million on certain sales of FOCIL assets to third parties totaling $222 million.

CATELLUS

DEVELOPMENT CORPORATION

Debt Analysis

As of December 31, 2004

(In thousands)

	Interest Rate	Maturity Date	Total Outstanding Debt	2005	2006	2007	2008	2009	Thereafter
Fixed rate mortgage loan	6.01%	11/11/08	$340,369	$6,588	$6,995	$7,427	$319,359	$—	$—
Fixed rate mortgage loan	5.96%	11/11/08	74,000	1,404	1,490	1,582	69,524	—	—
Fixed rate mortgage loan	7.05%	04/01/12	254,571	5,167	5,545	5,949	6,382	6,847	224,681
Fixed rate mortgage loan	7.25%	04/12/16	192,365	2,507	2,696	2,898	3,115	3,349	177,800
Fixed rate mortgage loan	6.65%	10/01/06	111,737	3,042	108,695	—	—	—	—
Fixed rate mortgage loan	6.65%	11/01/06	20,475	361	20,114	—	—	—	—
Fixed rate mortgage loan	6.65%	07/01/07	4,355	73	78	4,204	—	—	—
Fixed rate mortgage loan	7.29%	09/01/09	21,573	508	545	586	631	19,303	—
Fixed rate mortgage loan	7.29%	09/01/09	6,617	97	105	113	122	6,180
Fixed rate mortgage loan	7.29%	01/01/08	4,159	60	65	70	3,964	—	—
Fixed rate mortgage loan	7.29%	01/01/08	9,134	132	141	151	8,710	—	—
Fixed rate mortgage loan	7.29%	01/01/08	7,363	163	175	188	6,837	—	—
Fixed rate mortgage loan	7.29%	05/01/10	11,622	215	230	247	266	286	10,378
Fixed rate mortgage loan	7.29%	01/01/08	9,819	139	149	160	9,371	—	—
Fixed rate mortgage loan	9.00%	01/01/08	591	89	97	106	299	—	—
Fixed rate mortgage loan	9.50%	12/10/07	2,695	110	121	2,464	—	—	—
Fixed rate mortgage loan	8.13%	03/01/09	1,325	271	295	320	347	92	—
Fixed rate mortgage loan	9.34%	10/01/06	11,489	565	10,924	—	—	—	—

Total Fixed rate mortgage loans			$1,084,259	$21,491	$158,460	$26,465	$428,927	$36,057	$412,859
Floating rate mortgage loan	LIBOR + 1.80%	10/01/05	$69,847	$69,847	$—	$—	$—	$—	$—
Floating rate mortgage loan	LIBOR + 1.80%	10/01/05	19,208	19,208	—	—	—	—	—
Floating rate mortgage loan	LIBOR + 2.25%	08/01/06	25,634	713	24,921	—	—	—	—

Total Floating rate mortgage loans			114,689	89,768	24,921	0	—	—	—

Subtotal Income Property Debt			$1,198,948	$111,259	$183,381	$26,465	$428,927	$36,057	$412,859

Construction loan	LIBOR + 1.80%	10/20/05	30,000	30,000		—	—	—	—

Construction Debt			$30,000	$30,000	$—	$—	$—	$—	$—

Revolving Credit Facility	Eurodollar + 2.00%	09/17/06	$148,000	$—	$148,000	$—	$—	$—	$—

Land Development, Infrastructure and Other Debt
Land Development, Infrastructure	Floating	11/30/08	$100	$25	$25	$25	$25		$—

Land acquisition and development loans			$100	$25	$25	$25	$25	$—	$—

Assessment district bonds	Various	Various	$63,210	$1,015	$1,125	$1,302	$1,429	$1,522	$56,817
Other	LIBOR + 2.42%	09/15/06	270	130	140		—	—	—

Total Other			$270	$130	$140	$—	$—	$—	$—

Subtotal Land Development, Infrastructure and Other Debt			$63,580	$1,170	$1,290	$1,327	$1,454	$1,522	$56,817

Total			$1,440,528	$142,429	$332,671	$27,792	$430,381	$37,579	$469,676

Weighted average interest rate by year			6.39%	6.57%	6.84%	6.83%	6.90%	6.87%

Floating and fixed rate debt analysis

	% of Total Debt	Weighted Avg. Interest Rate	Weighted Average Coupon	Weighted Avg. Maturity (years)
Floating	22.62%	4.40%	3.98%	2.93
Fixed	77.38%	6.97%	6.68%	5.61

Total	100.00%	6.39%	6.07%	5.01

CATELLUS

DEVELOPMENT CORPORATION

Capital Expenditures

For the twelve months ended December 31, 2004

(In thousands)

Capital expenditures reflected in the statement of cash flows include the following:

Capital expenditures from operating activities (1)
Capital expenditures for development properties	$5,290
Predevelopment	—
Infrastructure and other	35,586
Other property acquisitions	9,713
Capitalized interest	3,532
Capitalized property tax	90

Total capital expenditures in operating activities	54,211

Capital expenditures from investing activities (2)
Construction	95,311
Rental properties - building improvements	4,208
Predevelopment	2,960
Infrastructure and other	79,019
Commercial property acquisitions	32,268
Other property acquisitions	114
Tenant improvements	5,755
Capitalized interest	14,583
Capitalized property tax	3,014

Capital expenditures for investment properties	237,232
Contributions to joint ventures	3,367

Total capital expenditures in investing activities	240,599

Total capital expenditures (3)	$294,810

Capital expenditures for the rental portfolio included above:
Tenant improvements - Industrial	$2,827
Tenant improvements - Office	2,579
Tenant improvements - Retail	349
2nd generation leasing commisions - Industrial	2,820
2nd generation leasing commisions - Office	1,806
2nd generation leasing commisions - Retail	100
Building improvements - Industrial	3,031
Building improvements - Office	1,026
Building improvements - Retail	93
Property acquisitions	1,214

Total	$15,845

(1)	This category primarily includes capital expenditures for properties we intend to build and sell.
(2)	This category primarily includes capital expenditures for properties we intend to hold for our own account.
(3)	Total capital expenditures include capitalized general and administrative expenses of $11.7 million.

CATELLUS

DEVELOPMENT CORPORATION

Property Book Value by Segment

(In thousands)

(Unaudited)

As of December 31, 2004	Core	Urban/Residential/ Other	Total
Rental properties	$1,945,063	$—	$1,945,063
Development properties (core)	173,305	—	173,305
Development properties (urban)	—	80,959	80,959
Work-in-process (see page 30)	97,624	8,380	106,004
Investment in development joint ventures (core)	2,773	—	2,773
Investment in development joint ventures (residential)	—	11,079	11,079
Investment in operating joint ventures	(21,184)	—	(21,184)
Furniture and other	15,217	3,073	18,290

Subtotal	2,212,798	103,491	2,316,289
Accumulated depreciation	(484,857)	(5,552)	(490,409)

Total	$1,727,941	$97,939	$1,825,880

As of December 31, 2003	Core	Urban/Residential/ Other	Total
Rental properties	$1,857,551	$—	$1,857,551
Development properties (core)	165,199	—	165,199
Development properties (residential)	—	59,914	59,914
Development properties (urban)	—	263,385	263,385
Work-in-process (see page 30)	75,458	12,759	88,217
Investment in development joint ventures (commercial)	1,729	—	1,729
Investment in development joint ventures (residential)	—	27,844	27,844
Investment in development joint ventures (urban)	—	24,894	24,894
Investment in operating joint ventures	(19,876)	—	(19,876)
Furniture and other	25,759	3,399	29,158

Subtotal	2,105,820	392,195	2,498,015
Accumulated depreciation	(435,143)	(11,729)	(446,872)

Total	$1,670,677	$380,466	$2,051,143

CATELLUS

DEVELOPMENT CORPORATION

Gross Margin on Property Sales

For the twelve months ended December 31, 2004

(In thousands)

	Core	Urban Residential/ Other	Pre FAS 144 Subtotal	Less Discontinued Operations	GAAP Total
Buildings
Sales	$72,039	$6,820	$78,859	$(63,381)	$15,478
Cost of sales	(45,126)	(6,771)	(51,897)	38,831	(13,066)

Gain	26,913	49	26,962	(24,550)	2,412

Gross margin	37.36%	0.72%	34.19%	38.73%	15.58%

Land and lots
Sales	19,195	462,474	481,669	—	481,669
Cost of sales	(9,855)	(370,235)	(380,090)	—	(380,090)

Gain	9,340	92,239	101,579	—	101,579

Gross margin	48.66%	19.94%	21.09%		21.09%
Ground leases/other
Sales	7,834	163	7,997	(686)	7,311
Cost of sales	(2,595)	(6,803)	(9,398)	612	(8,786)

Gain (loss)	5,239	(6,640)	(1,401)	(74)	(1,475)

Gross margin	66.88%	0.00%	0.00%	0.00%	0.00%

Total
Sales	99,068	469,457	568,525	(64,067)	504,458
Cost of sales	(57,576)	(383,809)	(441,385)	39,443	(401,942)

	$41,492	$85,648	$127,140	$(24,624)	102,516

Gross margin	41.88%	18.24%	22.36%	38.43%	20.32%

CATELLUS

DEVELOPMENT CORPORATION

Net Operating Income (NOI) and Square Feet by State

Quarter ended December 31, 2004

(In thousands - except for percentages)

Rental Revenue by State

	Industrial		Office		Retail		Total
	Rental Revenue	% of Total	Rental Revenue	% of Total	Rental Revenue	% of Total	Rental Revenue	% of Total
Southern California	$19,058	25.2%	$2,696	3.6%	$1,501	2.0%	$23,255	30.8%
Northern California	8,217	10.9%	6,278	8.3%	2,304	3.0%	16,799	22.2%
Illinois	6,753	8.9%	2,891	3.8%	—	0.0%	9,644	12.7%
Colorado	3,537	4.7%	1,430	1.9%	377	0.5%	5,344	7.1%
Texas	3,116	4.1%	3,192	4.2%	—	0.0%	6,308	8.3%
Arizona	1,327	1.8%	—	0.0%	132	0.2%	1,459	2.0%
Oregon	799	1.1%	79	0.1%	160	0.2%	1,038	1.4%
Maryland	874	1.2%	—	0.0%	—	0.0%	874	1.2%
Georgia	607	0.8%	—	0.0%	—	0.0%	607	0.8%
Ohio	760	1.0%	—	0.0%	—	0.0%	760	1.0%
Kentucky	514	0.7%	—	0.0%	—	0.0%	514	0.7%
Kansas	360	0.5%	—	0.0%	—	0.0%	360	0.5%
Virginia	243	0.3%	—	0.0%	—	0.0%	243	0.3%

Subtotal	$46,165	61.2%	$16,566	21.9%	$4,474	5.9%	$67,205	89.0%

Ground leases and other							6,601	8.7%
Train stations							1,160	1.5%
Interim properties							611	0.8%
Rental revenue before discontinued operations and equity in earnings of operating JV’s, net							75,577	100.0%
Less discontinued operations							(307)

Rental revenue from continuing operations before equity in earnings of operating JV’s, net							75,270
Equity in earnings of operating JV’s, net							$2,141

Total rental revenue, net							$77,411

Property Operating Costs by State

	Industrial		Office		Retail		Total
	Property Operating Costs	% of Total	Property Operating Costs	% of Total	Property Operating Costs	% of Total	Property Operating Costs	% of Total
Southern California	$4,123	18.7%	$1,078	4.9%	$394	1.8%	$5,595	25.4%
Northern California	2,079	9.5%	1,657	7.5%	1,160	5.3%	4,896	22.3%
Illinois	1,564	7.1%	1,708	7.8%	—	0.0%	3,272	14.9%
Colorado	1,031	4.7%	553	2.5%	84	0.4%	1,668	7.6%
Texas	926	4.2%	1,513	6.9%	—	0.0%	2,439	11.1%
Arizona	410	1.9%	—	0.0%	106	0.5%	516	2.4%
Oregon	180	0.8%	111	0.5%	60	0.2%	351	1.5%
Maryland	106	0.5%	—	0.0%	—	0.0%	106	0.5%
Georgia	38	0.2%	—	0.0%	—	0.0%	38	0.2%
Ohio	199	0.9%	—	0.0%	—	0.0%	199	0.9%
Kentucky	70	0.3%	—	0.0%	—	0.0%	70	0.3%
Kansas	82	0.3%	—	0.0%	—	0.0%	82	0.3%
Virginia	19	0.1%	—	0.0%	—	0.0%	19	0.1%

Total	$10,827	49.2%	$6,620	30.1%	$1,804	8.2%	$19,251	87.5%

Ground leases and other							1,323	6.0%
Train stations							1,161	5.3%
Interim properties							259	1.2%

Property operating costs before discontinued operations							21,994	100.0%
Less discontinued operations							(192)

Total property operating costs							21,802

CATELLUS

DEVELOPMENT CORPORATION

Net Operating Income (NOI) and Square Feet by State (continued)

Quarter ended December 31, 2004

(In thousands - except for percentages)

Net Operating Income (Rental Revenue less Property Operating Costs) by State

	Industrial		Office		Retail		Total
	Net Operating Income	% of Total	Net Operating Income	% of Total	Net Operating Income	% of Total	Net Operating Income	% of Total
Southern California	$14,935	27.9%	$1,618	3.0%	$1,107	2.1%	$17,660	33.0%
Northern California	6,138	11.5%	4,621	8.6%	1,144	2.1%	11,903	22.2%
Illinois	5,189	9.7%	1,183	2.2%	—	0.0%	6,372	11.9%
Colorado	2,506	4.7%	877	1.6%	293	0.5%	3,676	6.8%
Texas	2,190	4.1%	1,679	3.1%	—	0.0%	3,869	7.2%
Arizona	917	1.7%	—	0.0%	26	0.1%	943	1.8%
Oregon	619	1.2%	(32)	-0.1%	100	0.2%	687	1.3%
Maryland	768	1.4%	—	0.0%	—	0.0%	768	1.4%
Georgia	569	1.1%	—	0.0%	—	0.0%	569	1.1%
Ohio	561	1.0%	—	0.0%	—	0.0%	561	1.0%
Kentucky	444	0.8%	—	0.0%	—	0.0%	444	0.8%
Kansas	278	0.5%	—	0.0%	—	0.0%	278	0.5%
Virginia	224	0.4%	—	0.0%	—	0.0%	224	0.4%

Subtotal	$35,338	66.0%	$9,946	18.4%	$2,670	5.0%	$47,954	89.4%

Ground leases and other							5,278	9.9%
Train stations							(1)	0.0%
Interim properties							352	0.7%

Net operating income before discontinued operations and equity in earnings of operating JV’s, net							53,583	100.0%
Less discontinued operations							(115)

Net operating income from continuing operations before equity in earnings of operating JV’s, net							53,468
Equity in earnings of operating JV’s, net							$2,141

Total net operating income							$55,609

Square Feet by State - As of December 31, 2004

	Industrial		Office		Retail		Total
	Square Feet	% of Total	Square Feet	% of Total	Square Feet	% of Total	Square Feet	% of Total
Southern California	14,209	35.0%	524	1.3%	216	0.5%	14,949	36.8%
Illinois	6,385	15.7%	593	1.5%	—	0.0%	6,978	17.2%
Northern California	5,023	12.4%	815	2.0%	573	1.4%	6,411	15.8%
Texas	3,264	8.1%	869	2.1%	—	0.0%	4,133	10.2%
Colorado	2,353	5.8%	273	0.7%	100	0.3%	2,726	6.8%
Arizona	1,123	2.8%	—	0.0%	74	0.2%	1,197	3.0%
Georgia	980	2.4%	—	0.0%	—	0.0%	980	2.4%
Ohio	966	2.4%	—	0.0%	—	0.0%	966	2.4%
Oregon	545	1.3%	57	0.1%	37	0.1%	639	1.5%
Kentucky	549	1.4%	—	0.0%	—	0.0%	549	1.4%
Maryland	471	1.2%	—	0.0%	—	0.0%	471	1.2%
Kansas	293	0.7%	—	0.0%	—	0.0%	293	0.7%
Virginia	252	0.6%	—	0.0%	—	0.0%	252	0.6%

Total	36,413	89.8%	3,131	7.7%	1,000	2.5%	40,544	100.0%

CATELLUS

DEVELOPMENT CORPORATION

Same Space Net Operating Income

For the three months ended December 31, 2004

(In thousands, except per square feet data)

	Q4-04	Q4-03	Increase (Decrease)
Industrial
Rental revenue	$40,665	$41,557	-2.1%
Property operating costs	(9,692)	(9,912)	-2.2%

Net operating income - GAAP	$30,973	$31,645	-2.1%

Adjustments	205	(241)
Net operating income - adjusted (1)	$31,178	$31,404	-0.7%
Square feet	30,967	30,951

Same space occupancy	94.7%	96.4%
Same space NOI (adjusted) psf owned	$1.01	$1.01

Office
Rental revenue	$16,555	$16,522	0.2%
Property operating costs	(6,516)	(6,694)	-2.7%

Net operating income - GAAP	$10,039	$9,828	2.1%

Adjustments	—	86
Net operating income - adjusted (1)	$10,039	$9,914	1.3%
Square feet	3,122	3,112

Same space occupancy	88.6%	87.6%
Same space NOI psf owned	$3.22	$3.19

Retail
Rental revenue	$3,843	$3,546	8.4%

Property operating costs	(1,292)	(1,176)	9.9%

Net operating income - GAAP	$2,551	$2,370	7.6%
Adjustments	—	(6)
Net operating income - adjusted (1)	$2,551	$2,364	7.9%

Square feet	868	868

Same space occupancy	91.0%	87.4%
Same space NOI psf owned	$2.94	$2.72

Total
Same space rental revenue	$61,063	$61,625	-0.9%
Same space property operating costs	$(17,500)	$(17,782)	-1.6%

Same space net operating income - GAAP	$43,563	$43,843	-0.6%

Adjustments	205	(161)
Same space net operating income - adjusted (1)	$43,768	$43,682	0.2%

Square feet	34,957	34,931

Same space occupancy	94.0%	95.4%
Same space NOI psf owned	$1.25	$1.25

(1)	Adjusted for one time or unusual items such as lease termination fees, changes in accounting estimates or other material non-recurring income or expenses.

CATELLUS

DEVELOPMENT CORPORATION

Same Space Net Operating Income (continued)

For the three months ended December 31, 2004

(In thousands, except per square feet data)

	Q4-04	Q4-03
Reconciliation of Same Space NOI to Total NOI
Same space net operating income - GAAP	$43,563	$43,843
New buildings rental revenue	6,242	2,741
New buildings property operating costs	(1,109)	(730)
Sold buildings rental revenue	164	1,031
Sold buildings property operating costs	16	(315)
Ground lease and interim property rental revenues	8,108	8,815
Ground leases and interim property operating expenses	(3,401)	(4,882)

NOI before discontinued operations and equity in earnings of operating JV’s, net	53,583	50,503
Less discontinued operations	(115)	(696)

NOI from continuing operations before equity in earnings of operating JV’s, net	53,468	49,807
Equity in earnings of operating joint ventures, net	2,141	1,699

Total net operating income	$55,609	$51,506

CATELLUS

DEVELOPMENT CORPORATION

Full Quarter Net Operating Income by State

For the three months ended December 31, 2004

	NOI (1)	Discontinued Operations	NOI GAAP	Adjustments for New Bldgs		Full Quarter NOI (2)	% of Total
Industrial
Southern California	$14,935	$(156)	$14,779	$		$14,779	26.5%
Northern California	6,138	1	6,139		—	6,139	11.0%
Illinois	5,189	—	5,189		—	5,189	9.3%
Colorado	2,506	—	2,506		—	2,506	4.5%
Texas	2,190	—	2,190		—	2,190	3.9%
Arizona	917	—	917		—	917	1.6%
Oregon	619	(7)	612		—	612	1.1%
Maryland	768	—	768		—	768	1.4%
Georgia	569	—	569		—	569	1.0%
Ohio	561	—	561		—	561	1.0%
Kentucky	444	—	444		—	444	0.8%
Kansas	278	—	278		—	278	0.5%
Virginia	224	—	224		—	224	0.4%

Total industrial	35,338	(162)	35,176		—	35,176	63.0%

Office
Northern California	4,621	92	4,713		—	4,713	8.4%
Southern California	1,618	—	1,618		—	1,618	2.9%
Colorado	877	—	877		—	877	1.6%
Illinois	1,183	—	1,183		—	1,183	2.1%
Texas	1,679	—	1,679		—	1,679	3.0%
Oregon	(32)	—	(32)		—	(32)	0.1%

Total office	9,946	92	10,038		—	10,038	18.1%

Retail
Northern California	1,144	—	1,144		101	1,245	2.2%
Southern California	1,107	—	1,107		—	1,107	2.0%
Colorado	293	—	293		—	293	0.5%
Arizona	26	(26)	—		—	—	0.0%
Oregon	100	—	100		—	100	0.2%

Total retail	2,670	(26)	2,644		101	2,745	4.9%

Ground leases, easements and other	5,278	(19)	5,259		137	5,396	9.6%
Train stations	(1)	—	(1)		—	(1)	0.0%
Interim properties	352	—	352		—	352	0.6%

Subtotal	53,583	(115)	53,468		238	53,706	96.2%

Equity in earnings of operating JV’s, net	2,141	—	2,141		—	2,141	3.8%

Total	$55,724	$(115)	$55,609		$238	$55,847	100.0%

(1)	Includes discontinued operations.
(2)	Full quarter NOI is calculated as current quarter’s actual NOI adjusted for the following:

(a)	removal of NOI for properties sold,
(b)	removal of NOI for properties placed in service/purchased during the quarter, and
(c)	addition of a full quarter of NOI for those properties placed in service/purchased during the quarter.

CATELLUS

DEVELOPMENT CORPORATION

Full Quarter NOI - detail by type

(In thousands)

(unaudited)

	Industrial	Office	Retail	Ground Lease	Train Stations	Mission Bay Interim	Total (g)
Q4 2004 NOI - Full Quarter (a)	$35,176	$10,038	$2,745	$5,396	$(1)	$352	$53,706

Core Segment Development (b)	2,402	213	987				3,602
Incremental Pac Commons Retail NOI (c)			384	737			1,121
Projected UCSF ground lease				946			946
Cisco Ground Lease (d)	—	—	—	(926)	—	—	(771)
S/L Rent Adjustment (e)	192	(198)	(12)	(596)	—	4	(610)
G&A Allocation to property operating costs (f)	1,979	741	188	246	58	27	3,239

Notes:

(a)	See page 20
(b)	$136.8 million at 10.5% return on cost, of which $32.4 million is Pacific Commons retail at 12.2% return on cost.
(c)	New retail and ground leases not yet under development
(d)	Cisco ground lease NOI of $0.926 million (prepaid rent amortization)
(e)	S/L rent adjustment based on Q4 2004 actual of $610K
(f)	G&A allocated to property operating costs was $3.239 million in Q4 2004
(g)	Excludes NOI classified as Discontinued Operations related to buildings under contract for sale totaling $11.0 million

CATELLUS

DEVELOPMENT CORPORATION

Buildings Owned and Occupancy as of December 31, 2004

(In thousands, except for percentages)

	SF Owned	SF Occupied	% Occupied
Industrial
Southern California	14,209	14,184	99.8%
Illinois	6,385	6,329	99.1%
Northern California	5,023	4,112	81.9%
Texas	3,264	2,783	85.3%
Colorado	2,353	2,226	94.6%
Arizona	1,123	1,123	100.0%
Georgia	980	980	100.0%
Ohio	966	942	97.5%
Kentucky	549	549	100.0%
Oregon	545	449	82.4%
Maryland	471	471	100.0%
Kansas	293	293	100.0%
Virginia	252	252	100.0%
Total Industrial	36,413	34,693	95.3%

Office
Texas	869	846	97.4%
Northern California	815	662	81.2%
Illinois	593	480	80.9%
Southern California	524	499	95.2%
Colorado	273	273	100.0%
Oregon	57	32	56.1%
Total Office	3,131	2,792	89.2%

Retail
Northern California	573	569	99.3%
Southern California	216	216	100.0%
Colorado	100	91	91.0%
Arizona	74	15	20.3%
Oregon	37	30	81.1%
Total Retail	1,000	921	92.1%

Total
Southern California	14,949	14,899	99.7%
Northern California	6,411	5,343	83.3%
Illinois	6,978	6,809	97.6%
Texas	4,133	3,629	87.8%
Colorado	2,726	2,590	95.0%
Arizona	1,197	1,138	95.1%
Georgia	980	980	100.0%
Ohio	966	942	97.5%
Oregon	639	511	80.0%
Kentucky	549	549	100.0%
Maryland	471	471	100.0%
Kansas	293	293	100.0%
Virginia	252	252	100.0%
Total	40,544	38,406	94.7%

CATELLUS

DEVELOPMENT CORPORATION

Lease Expirations by Square Feet and Monthly Base Rent

As of December 31, 2004

(In thousands, except for percentages)

Square Feet

	Industrial		Office		Retail		Total
	Sq Ft	% of Total	Sq Ft	% of Total	Sq Ft	% of Total	Sq Ft	% of Total
2005	3,642	10.5%	827	29.6%	106	11.5%	4,575	12.0%
2006	3,726	10.7%	167	6.0%	31	3.4%	3,924	10.2%
2007	2,948	8.5%	507	18.2%	22	2.4%	3,477	9.0%
2008	3,280	9.5%	289	10.3%	102	11.1%	3,671	9.6%
2009	4,538	13.1%	250	9.0%	213	23.1%	5,001	13.0%
2010	4,096	11.8%	71	2.5%	26	2.8%	4,193	10.9%
2011	3,837	11.1%	142	5.1%	28	3.0%	4,007	10.4%
2012	3,814	11.0%	122	4.4%	12	1.3%	3,948	10.3%
2013+	4,812	13.8%	417	14.9%	381	41.4%	5,610	14.6%

	34,693	100.0%	2,792	100.0%	921	100.0%	38,406	100.0%

Monthly Base Rent - as of December 2004

	Industrial		Office		Retail		Total
	Base Rent	% of Total	Base Rent	% of Total	Base Rent	% of Total	Base Rent	% of Total
2005	1,596	12.7%	982	20.4%	135	11.5%	2,713	14.7%
2006	1,401	11.2%	316	6.6%	54	4.6%	1,771	9.6%
2007	1,187	9.4%	719	14.9%	42	3.6%	1,948	10.5%
2008	1,248	10.0%	434	9.0%	104	8.8%	1,786	9.6%
2009	1,401	11.2%	340	7.1%	285	24.1%	2,026	10.9%
2010	1,414	11.3%	111	2.3%	47	4.0%	1,572	8.5%
2011	1,189	9.5%	200	4.1%	43	3.7%	1,432	7.7%
2012	1,424	11.4%	197	4.1%	26	2.2%	1,647	8.9%
2013+	1,669	13.3%	1,516	31.5%	442	37.5%	3,627	19.6%

	$12,529	100.0%	$4,815	100.0%	$1,178	100.0%	$18,522	100.0%

CATELLUS

DEVELOPMENT CORPORATION

Ten Largest Tenants

(Based on GAAP rents)

Customer	State	Building Type	% of Total Base Rent as of December 2004
The Gap	CA	Office	6.5%
APL Logistics, Inc.	CA, IL, GA, TX, KY	Industrial	5.6%
Ford Motor Company	CA, TX, KS, VA, CO	Industrial	2.9%
Exel Corporation	CA	Industrial	1.9%
J.C. Penney Company	TX	Office	1.9%
Kellogg’s USA, Inc. (b)	IL, CA, CO	Industrial	1.9%
Office Depot, Inc.	CA	Industrial/Retail	1.6%
Home Depot USA, Inc. (a)	CA	Industrial/Retail	1.6%
The Gillette Company	IL, CA	Industrial	1.4%
Spicers / LaSalle Paper	CA, OR	Industrial	1.2%
Total			26.5%

(a)	Includes 117,000 SF lease doing business as Home Expo
(b)	Includes 450,000 SF lease and 81,000 SF lease doing business as Kellogg Sales Company

CATELLUS

DEVELOPMENT CORPORATION

Office Buildings over 100,000 Square Feet

(In thousands)

(Unaudited)

Property	City	NOI for Quarter December 31, 2004	Square Feet	% Leased
The Gap Building	San Francisco, CA	$3,452	283	100.0%
Santa Fe Building	Chicago, IL	616	380	81.8%
South Bay Center	San Jose, CA	1,133	427	72.3%
Park Central	Dallas, TX	1,088	699	96.8%
Circle Point Corp. Center	Westminster, CO	878	273	100.0%
Gateway Office Center	Coppell, TX	403	102	100.0%
Prairie Glen Corp. Campus	Glenview, IL	363	116	73.6%

Remaining Office Portfolio		2,013	851	88.5%

		$9,946	3,131	89.2%

Ground Leases/Easements

(In thousands, except percentages)

(Unaudited)

	NOI for Quarter December 31, 2004		Purchase Option Price
Ground Leases/Easements with Purchase Options *	$807		$92,443
Pacific Commons Office Park lease **	926		147,603
Pacific Commons Retail Ground leases	411		—
Ground Leases/Easements without Purchase Options	3,134		n/a
Other	—		—

	$5,278	***	$240,046

*	Includes 6 leases with purchase options that can be exercised at various times. The estimated purchase prices are based on the assumption that the options would be exercised at the end of Q4 04. A seventh lease has a purchase option at FMV.
**	Lease has a $96.4M prepaid rent balance that would be applied to the purchase price
***	Percentage Rent for Ground Leases was $355K in the quarter, compared to $363K in Q304 and $345K in Q403.

CATELLUS

DEVELOPMENT CORPORATION

Core Segment Land Inventory

(Based on square feet, in thousands)

		Year to Date Activity
Project Name	Location	12/31/03 Square Feet	Adjustments	Acquisitions	Sales/ Leases	Development	12/31/04 Square Feet
Southern California
Kaiser Commerce Center	San Bernardino County	1,165	65	—	—	(985)	245
Crossroads Business Park	Ontario	2,016	42	—	—	—	2,058
Rancho Pacific Distribution Centre	Rancho Cucamonga	312	(119)	—	—	—	193
San Bernardino	San Bernardino	865	(2)	—	—	(758)	105
Pacific Center	Anaheim	44	—	—	—	—	44

Subtotal Southern California		4,402	(14)	—	—	(1,743)	2,645

Northern California
Pacific Commons	Fremont	2,325	—	—	(564)	(216)	1,545
Duck Creek	Stockton	2,000	100	—	—	—	2,100
Spreckels Business Park	Manteca	586	(140)	—	—	(96)	350

Subtotal Northern California		4,911	(40)	—	(564)	(312)	3,995

Subtotal California		9,313	(54)	—	(564)	(2,055)	6,640

Illinois
Minooka	Minooka	3,710	(306)	2,553	—	(455)	5,502
Internationale Centre	Woodridge	858	48	—	(207)	—	699
Prairie Glen Corporate Campus	Glenview	102	—	198	(181)	(49)	70
Joliet	Joliet	403	—	—	—	—	403

Subtotal Illinois		5,073	(258)	2,751	(388)	(504)	6,674

Texas
Hobby Business Park	Houston	1,700	—	—	(171)	—	1,529
Gateway Corporate Center	Coppell	1,120	58	—	—	—	1,178
Stellar Way Business Park	Grand Prairie	814	(42)	—	—	(138)	634
Gateway East Business Park	Garland	763	(73)	—	—	—	690
Plano	Plano	403	47	—	—	—	450
Ford	Ft. Worth	104	—	—	(104)	—	—
RMMA	Austin	—	—	570	(570)	—	—

Subtotal Texas		4,904	(10)	570	(845)	(138)	4,481

Other
Eastgate	Aurora, CO	4,000	300	—	—	—	4,300
Stapleton Business Park	Denver, CO	750	(140)	—	(112)	(348)	150
South Shore Corp. Park	Portland / Gresham, OR	707	(89)	—	—	—	618
Circle Point Corporate Center	Westminster, CO	566	33	—	(319)	—	280
Cedar Grove Business Park	Louisville, KY	545	47	—	(62)	—	530
Douglas Hill Business Park	Atlanta, GA	778	6	—	—	(428)	356
Quakertown, PA	Milford, Bucks County, PA	1,336	(336)	—	—	—	1,000
New Jersey	Carteret & Woodbridge, NJ	367	24	3,250	—	(362)	3,279

Subtotal Other		9,049	(155)	3,250	(493)	(1,138)	10,513

Subtotal Outside of California		19,026	(423)	6,571	(1,726)	(1,780)	21,668

Total Owned Land		28,339	(477)	6,571	(2,290)	(3,835)	28,308

Option/Controlled Land
Alameda (FISC)	Alameda, CA	1,300	—	—	—	—	1,300
Prairie Glen Corporate Campus	Glenview, IL	335	142	(178)	—	—	299
Minooka	Minooka, IL	2,457	(54)	(2,403)	—	—	—

Total Inventory		32,431	(389)	3,990	(2,290)	(3,835)	29,907

Core Land Inventory by Type:
Industrial		26,879	(564)	3,222	(656)	(3,570)	25,311
R&D/Office		4,702	175	768	(1,140)	(49)	4,456
Retail		850	—	—	(494)	(216)	140

Total Core Land Inventory		32,431	(389)	3,990	(2,290)	(3,835)	29,907

CATELLUS

DEVELOPMENT CORPORATION

Core Segment

Construction Starts and Completions

(In square feet)

Construction Starts - YTD December 31, 2004

Location		Start Date	% Leased	Square Feet
Denver	CO	Jan-04	32%	348,000	(1)
Fremont	CA	Mar-04	100%	58,000	(1)
Carteret	NJ	Apr-04	0%	362,000	(1)
Fremont	CA	Apr-04	89%	80,000	(1)
Fremont	CA	May-04	87%	23,000	(1)
Los Angeles	CA	May-04	Joint venture	17,000	(4)
Los Angeles	CA	May-04	Joint venture	321,000	(4)
Fremont	CA	Jun-04	100%	34,000	(1)
Atlanta	GA	Aug-04	0%	428,000	(1)
Glenview	IL	Aug-04	100%	49,000	(1)
Minooka	IL	Sep-04	Build-to-Sell	456,000	(2)
Fontana	CA	Sep-04	Build-to-Sell	335,000	(2)
San Bernardino	CA	Oct-04	37%	758,000	(1)
Fontana	CA	Oct-04	Build-to-Sell	105,000	(2)
Manteca	CA	Oct-04	Build-to-Sell	96,000	(2)
Fontana	CA	Oct-04	0%	545,000	(1)
Grand Prairie	TX	Nov-04	100%	138,000	(1)
Los Angeles	CA	Dec-04	Joint venture	206,000	(4)
Fremont	CA	Dec-04	0%	7,000	(1)
Fremont	CA	Dec-04	100%	14,000	(1)

Total construction starts				4,380,000

(1) Total to be added to portfolio			27%	2,844,000
(2) Total build to sell			—	992,000
(3) Total design build for fee only			—	—
(4) Total joint venture			—	544,000

Construction Completions - YTD December 31, 2004

Location		Completion Date	% Leased	Square Feet
Fremont	CA	Jan-04	Build to sell	50,000	(2)
Fremont	CA	Jan-04	Build to sell	8,000	(2)
Winchester	VA	Jan-04	100%	252,000	(1)
Fontana	CA	Mar-04	100%	450,000	(1)
Atlanta	GA	Mar-04	100%	341,000	(1)
Atlanta	GA	Mar-04	100%	341,000	(1)
Atlanta	GA	Mar-04	100%	295,000	(1)
Portland	OR	Mar-04	100%	84,000	(1)
Fontana	CA	Apr-04	100%	617,000	(1)
Woodridge	IL	Jun-04	100%	117,000	(1)
Fontana	CA	Jun-04	100%	758,000	(1)
Fremont	CA	Nov-04	100%	34,000	(1)
Fremont	CA	Nov-04	100%	58,000	(1)
Los Angeles	CA	Nov-04	Joint Venture	17,000	(4)
Rose Hills	CA	Dec-04	Design Build	1,000,000	(3)

Total completions				4,422,000

(1) Total to be added to portfolio			100%	3,347,000
(2) Total build to sell			—	58,000
(3) Total design build for fee only			—	1,000,000
(4) Total joint venture			—	17,000

CATELLUS

DEVELOPMENT CORPORATION

Core Segment

Under Construction

(In square feet)

Under Construction - Fourth Quarter 2004

Location		Building Type	Start Date	Estimated Completion Date	% Leased	Square Feet
Denver	CO	Industrial	Jan-04	May-05	32%	348,000	(1)
Carteret	NJ	Industrial	Apr-04	Jan-06	0%	362,000	(1)
Fremont	CA	Retail	Apr-04	Jan-05	89%	80,000	(1)
Fremont	CA	Retail	May-04	Feb-05	87%	23,000	(1)
Los Angeles	CA	Office	May-04	Dec-05	Joint venture	321,000	(4)
Atlanta	GA	Industrial	Aug-04	Dec-05	0%	428,000	(1)
Glenview	IL	Office	Aug-04	Jul-05	100%	49,000	(1)
Minooka	IL	Industrial	Sep-04	Oct-05	Build-to-Sell	456,000	(2)
Fontana	CA	Industrial	Sep-04	Jun-05	Build-to-Sell	335,000	(2)
San Bernardino	CA	Industrial	Oct-04	Jun-06	37%	758,000	(1)
Fontana	CA	Industrial	Oct-04	Mar-05	Build-to-Sell	105,000	(2)
Manteca	CA	Industrial	Oct-04	Jul-05	Build-to-Sell	96,000	(2)
Fontana	CA	Industrial	Oct-04	Mar-06	0%	545,000	(1)
Grand Prairie	TX	Industrial	Nov-04	Apr-05	100%	138,000	(1)
Los Angeles	CA	Office	Dec-04	Dec-05	Joint venture	206,000	(4)
Fremont	CA	Retail	Dec-04	Jun-05	0%	7,000	(1)
Fremont	CA	Retail	Dec-04	Jun-05	100%	14,000	(1)

Total						4,271,000

(1) Total to be added to portfolio					25%	2,752,000
(2) Total build to sell					—	992,000
(3) Total design build for fee only					—	—
(4) Total joint venture					—	527,000

CATELLUS

DEVELOPMENT CORPORATION

Core Segment Work-in-Process

As of December 31, 2004 and December 31, 2003

(In thousands)

Work-in-Process - December 31, 2004	Development To be Retained	Development To be Sold	Total Work-in- Process
Square feet	2,752	992	3,744
Land costs	$24,127	$9,030	$33,157
Buildings costs	56,998	7,469	64,467

Spent-to-date	81,125	16,499	97,624
Forecast to complete	55,664	26,580	82,244

Total	$136,789	$43,079	$179,868

Work-in-Process - December 31, 2003	Development To be Retained	Development To be Sold	Total Work-in- Process
Square feet	3,255	58	3,313
Land costs	$21,909	$510	$22,419
Buildings costs	47,832	5,207	53,039

Spent-to-date	69,741	5,717	75,458
Forecast to complete	34,203	257	34,460

Total	$103,944	$5,974	$109,918

CATELLUS

DEVELOPMENT CORPORATION

Urban, Residential & Other Segment

Summary of remaining of non-core assets

•	A 9.65-acre site entitled for approximately one million square feet of commercial development at Mission Bay that Catellus recently announced it is negotiating to ground lease to University of California. Upon commencement of the ground lease, the rent on the 99-year lease would be included in Catellus’ rental portfolio.

•	The remaining development land at Los Angeles Union Station (36.5 acres entitled for 5.2 million square feet). The book value for the development land at LAUS is $54.3 million as of December 31, 2004.

•	Parkway, a residential community development in Sacramento, California, which will be substantially complete by the end of the second quarter of 2005. The book value for Parkway is $1.5 million as of December 31, 2004.

•	Serrano, a residential community development in Sacramento, California, which Catellus is currently negotiating to sell. The book value for Serrano is $9.5 million as of December 31, 2004.

•	Cash flow from tax increment and profit participation at Victoria-by-the-Bay, a completed residential development in Hercules, California. The tax increment cash flow is expected to total $3.5 million annually by 2008, at full build-out, and grow annually through 2044, as property assessments increase.

•	The Prop 10 building, an office building currently under construction at Los Angeles Union Station with a total projected cost of approximately $10 million. The tenant is expected to purchase the building in Q1 2005.

CATELLUS

DEVELOPMENT CORPORATION

Urban, Residential & Other Segment

Balance Sheet & 2004 Monetization

as of December 31, 2004

(In thousands, except per share data)

(Unaudited)

	Net Book Value @ 12/31/03	Reinvested (a)	Costs Relieved (b)	Net Book Value @ 12/31/04	Net Monetization 2004 (c)
Suburban Residential
Alameda	$10,800	$24,700	$(35,500)	$—	$16,800
Westbluffs	43,800	11,400	(55,200)	—	50,600
Oceanside	1,400	—	(1,400)	—	9,000
Miscellaneous projects	500	—	(300)	200	7,000

Wholly owned projects	56,500	36,100	(92,400)	200	83,400

Talega	—	700	(700)	—	500
Serrano	24,500	15,500	(30,500)	9,500	23,300
Parkway	10,100	4,400	(13,000)	1,500	11,200
Alameda	(6,900)	6,900	—	—	—

Investment in joint venture projects	27,700	27,500	(44,200)	11,000	35,000

Total Residential Projects	$84,200	$63,600	$(136,600)	$11,200	$118,400

Urban
Mission Bay (d)	239,500	57,600	(272,200)	24,900	306,100
LA Union Station	52,900	17,000	(8,100)	61,800	(4,800)
Santa Fe Depot	200	2,800	(3,000)	—	2,200

Total Urban Projects	$292,600	$77,400	$(283,300)	$86,700	$303,500

Desert Land	—			—	17,100

Net Properties	$376,800	$141,000	$(419,900)	$97,900	$439,000

Other Assets/Liabilities	31,700	2,400	(38,900)	(4,800)	(27,800)

Total Net Book Value	$408,500	$143,400	$(458,800)	$93,100	$411,200

Net Book Value per share	$4.00	$1.37	$(4.39)	$0.89	$3.93

Weighted average shares outstanding, diluted	102,200	104,500	104,500	104,500	104,500

Net Monetization 2004					411,100
Less notes receivable (e)					(270,700)

Net Proceeds from URO activity					140,400

(a)	Reinvestment includes capital expenditures, earnings in development joint ventures, joint venture contributions, and changes in other assets/liabilities
(b)	Costs relieved includes cost of sales on land and building sales, basis relieved from joint venture cash distributions and Mission Bay Community Facility District bonds (CFD) reimbursements of costs in Other Assets/Liabilities
(c)	Net monetization includes net proceeds (cash and notes) from sales, net contributions and distributions from joint ventures, CFD reimbursements and fee income, after capital expenditures, G&A costs and taxes
(d)	Includes $2.2 million of monetization for the Glassworks retail building transferred to portfolio
(e)	Includes $260.7 million of notes receivable related to the FOCIL transaction and $10.0 million of notes receivable related to Oceanside at 12/31/04.

CATELLUS

DEVELOPMENT CORPORATION

Operating Joint Ventures

(Dollars in thousands)

(Unaudited)

December 31, 2004

CDX ownership %	International Rivercenter (1) 25%	New Orleans Rivercenter (2) 42%	Pacific Market Investment Corporation (3) 50%	Torrance Investment Company (4) 67%	Total
	For the year ended December 31, 2004
Revenue	110,175	1,219	28,556	3,909	143,860
Operating expenses	(69,838)	(469)	(21,370)	(1,971)	(93,648)
Interest	(13,708)	—	(2,680)	(916)	(17,304)
Depreciation	(9,726)	—	(1,568)	(750)	(12,043)
Income	$16,904	$750	$2,938	$272	$20,864

CDX income from operating joint ventures	4,285	208	1,464	175	6,132

Total joint venture debt	163,727	97	42,244	12,214	218,282

CDX share of joint venture debt	41,194	41	21,122	8,143	70,500

(1)	International Rivercenter owns the 1,600-room New Orleans Hilton Hotel on and adjacent to the Lower Poydras Wharf in New Orleans, Louisiana.
(2)	New Orleans Rivercenter owns a 75% undivided interest in an 8.5-acre parcel of land.
(3)	Pacific Market Investment Company owns a 337-room Embassy Suites Hotel in San Diego, California.
(4)	Torrance Investment Company owns two office buildings totaling 202,000 square feet on 14 acres of land in Torrance, California.

CATELLUS

DEVELOPMENT CORPORATION

Definitions

Monthly Base rent is computed on a GAAP basis.

Construction completion A building is considered complete at the earlier of twelve months after completion of the shell or rent commencement on 50% of the space.

EBITDA is calculated by adding the interest, taxes, depreciation and amortization for both continuing and discontinued operations to net income.

Fixed charge coverage ratio is calculated as EBITDA divided by total interest incurred (including capitalized interest) for both continuing and discontinued operations, less non-cash interest incurred (amortization of deferred loan fees), plus regularly scheduled principal amortization.

Funds from operations (“FFO”)

The company provides a supplemental performance measure of Funds From Operations (“FFO”), as defined by the National Association of Real Estate Investment Trusts (“NAREIT”), which Catellus believes provides a useful measure, along with GAAP net income, of its operating performance. Additionally, the company provides FFO in two segments: Core and Urban/Residential/Other. The first segment, or Core Segment, reflects the focal part of Catellus’ business that it expects will be ongoing and central to its future operations. The second segment, or Urban/Residential/Other Segment, reflects the company’s urban and residential businesses, including residential lot development, urban development, and desert land sales, which the company intends to transition out of over time. This segment also includes REIT conversion costs, including third party costs, and the effects of the stock option exchange. Prior to the effective date of the REIT conversion, on January 1, 2004, the company will present FFO adjusted for hypothetical tax savings (including tax effects from the REIT conversion) as if the company had operated and been taxed as a REIT.

While FFO is a relevant and widely used measure of operating performance of equity REITs, other equity REITs may use different methodologies for calculating FFO and, accordingly, FFO as disclosed by other REITs may not be comparable to FFO as used by us. FFO is not a measure of operating results or cash flows from operating activities as defined by generally accepted accounting principles. Further, FFO is not necessarily indicative of cash available to fund cash needs and should not be considered as an alternative to cash flows from operations as a measure of liquidity. We believe that FFO provides relevant information about our operations and is useful, along with net income, for an understanding of our operating activities.

Interest coverage ratio is calculated as EBITDA divided by total interest incurred (including capitalized interest) for both continuing and discontinued operations less non-cash interest (amortization of deferred loan fees).

Net operating income (NOI) represents revenue less property operating costs (including the portion from discontinued operations) and equity in earnings of operating joint ventures, net (as reflected in the accompanying statement of operations). NOI is commonly used by stockholders, company management and industry analysts as a measurement of operating performance of the company’s rental portfolio.

Recurring capital expenditure is the cost associated with re-tenanting leasable space including building improvements, tenant improvements and lease commissions.

Same space properties are properties that have been owned and operated for both the current and preceding years.

Same space net operating income represents GAAP basis rental revenue less property operating costs with adjustments to revenue or expenses for one-time, unusual, or non-recurring items such as receipt of lease termination fees.

Straight line rent adjustments is the adjustment to income for the difference between —(a) the total of the rents anticipated to be received over the life of the contractual lease (including contractual rent increases) divided by the number of months in the lease times the number of months in the period being measured, and (b) the actual rents due for the period being measured.

Total market capitalization is total market value of a company’s outstanding common stock and indebtedness.

CATELLUS

DEVELOPMENT CORPORATION

Except for historical matters, the matters discussed in this release are forward-looking statements that involve risks and uncertainties. Forward-looking statements include, but are not limited to, statements about plans, opportunities, and development. We caution you not to place undue reliance on these forward-looking statements, which reflect our current beliefs and are based on information currently available to us. We do not undertake any obligation to publicly revise these forward-looking statements to reflect future events or changes in circumstances, except as may be required by law. These forward-looking statements are subject to risks and uncertainties that could cause our actual results, performance, or achievements to differ materially from those expressed in or implied by these statements. In particular, among the factors that could cause actual results to differ materially are: changes in the real estate market or in general economic conditions, including a worsening economic slowdown or recession; non-renewal of leases by tenants or renewal at lower than expected rates; difficulties in identifying properties to acquire and in effecting acquisitions on advantageous terms and the failure of acquisitions to perform as we expect; our failure to divest of properties on advantageous terms or to timely reinvest proceeds from any such divestitures; our failure to qualify and maintain our status as a real estate investment trust under the Internal Revenue Code of 1986; product and geographical concentration; industry competition; availability of financing and changes in interest rates and capital markets; changes in insurance markets; losses in excess of our insurance coverage; discretionary government decisions affecting the use of land, including the issuance of permits, and delays resulting therefrom; changes in the management team; weather conditions and other natural occurrences that may affect construction or cause damage to assets; changes in income taxes or tax laws; environmental uncertainties, including liability for environmental remediation and changes in environmental laws and regulations; failure or inability of third parties to fulfill their commitments or to perform their obligations under agreements; failure of parties to reach agreement on definitive terms or to close transactions; increases in the cost of land and construction materials and availability of properties for future development; limitations on, or challenges to, title to our properties; risks related to the financial strength of joint venture projects and co-owners; changes in policies and practices of organized labor groups; shortages or increased costs of electrical power; risks and uncertainties affecting property development and renovation (including construction delays and cost overruns); other risks inherent in the real estate business; and acts of war, other geopolitical events and terrorists activities that could adversely affect any of the above factors.

For further information, including more detailed risk factors, you should refer to Catellus Development Corporation’s annual report on Form 10-K for the fiscal year ended December 31, 2003, and its report on Form 10-Q for the quarter ended September 30, 2004, filed with the Securities and Exchange Commission.